UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

LONG BLOCKCHAIN CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12-1 Dubon Court, Farmingdale, NY 11735

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on November 23, 2015, Long Blockchain Corp., at the time known as Long Island Iced Tea Corp. (the “Company”), entered into an expense reimbursement agreement (the “Reimbursement Agreement”) with Magnum Vending Corp. (“Magnum”) and Philip Thomas. Mr. Thomas was at the time the Chief Executive Officer and a director of the Company. Magnum was at the time, and continues to be, managed by Mr. Thomas and certain of his family members. The Reimbursement Agreement provided, among other things, for the Company to reimburse Magnum for certain costs that Magnum incurred to acquire specified vending machines, in exchange for the Company obtaining the exclusive right to stock the machines. The Reimbursement Agreement also provided that the Company would purchase the products required to be displayed in the machines from Magnum at cost.

On January 23, 2019, the Company entered into a letter agreement (the “Termination Agreement”) with Mr. Thomas and Magnum, pursuant to which the parties mutually terminated the Reimbursement Agreement, effective immediately. Under the Termination Agreement, Magnum waived the right to receive any amounts under the Reimbursement Agreement, whether or not accrued as the date of termination, and Mr. Thomas waived the right to receive repayment of an advance in the amount of $85,000. In exchange, the Company transferred to Magnum certain products and vehicles used in connection with the machines. The parties also agreed to a mutual release of all claims related to the Reimbursement Agreement or the advance.

The foregoing descriptions of the Reimbursement Agreement and the Termination Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 23, 2015 and Exhibit 10.1 hereto, respectively, and which are incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Letter Agreement, dated as of January 23, 2019, by and between Long Blockchain Corp., Magnum Vending Corp. and Philip Thomas.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2019

LONG BLOCKCHAIN CORP.

By:	/s/ Andy Shape
Name:	Andy Shape
Title:	Chief Executive Officer

3